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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 16, 2000


                              SOLECTRON CORPORATION
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               (Exact name of registrant as specified in charter)




         DELAWARE                      1-11098                 94-2447045
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                         95035
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (408) 957-8500
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

        On May 8, 2000, Solectron Corporation (the "Registrant") completed its sale of $3,500,000,000 aggregate principal amount at maturity of Liquid Yield Option(TM) Notes (Zero Coupon-Senior) due 2020 under an effective registration statement filed with the Securities and Exchange Commission. This current report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such sale.

Item 7. Financial Statements and Exhibits.

        (c)Exhibits in accordance with the provisions of Item 601 of Regulation S-K

        Exhibit No.           Exhibit Description
        -----------           -------------------

        1.1 Purchase Agreement dated May 2, 2000 between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

        4.1 Supplemental Indenture dated May 8, 2000 between the Registrant and State Street Bank and Trust Company of California, N.A., as Trustee.

        8.1                   Tax Opinion dated May 15, 2000

        Solectron and the Solectron logo are registered trademarks of Solectron Corporation. All other names are trademarks and/or registered trademarks of their respective owners.

        (TM) Trademark of Merrill Lynch & Co., Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 16, 2000               SOLECTRON CORPORATION

                                 /s/ Susan S. Wang
                                 ----------------------------------------------
                                 Susan S. Wang
                                 Senior Vice President, Chief Financial Officer and Secretary
                                 (Principal Financial and Accounting Officer)


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                                 EXHIBIT INDEX


        Exhibit No.           Exhibit Description
        -----------           -------------------

        1.1 Purchase Agreement dated May 2, 2000 between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

        4.1 Supplemental Indenture dated May 8, 2000 between the Registrant and State Street Bank and Trust Company of California, N.A., as Trustee.

        8.1                   Tax Opinion dated May 15, 2000